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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2008


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                    34-1659805
----------------------------    ----------------------       -------------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
of Incorporation)                                            Identification No.)

                      30000 Aurora Road, Solon, Ohio      44139
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.03       AMENDMENT OF ARTICLES OF INCORPORATION OF BYLAWS; CHANGE IN
                -----------------------------------------------------------
                FISCAL YEAR
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         Effective September 30, 2008, PVF Capital Corp. (the "Company") amended its Bylaws to increase the number of directors comprising its Board of Directors from eight to ten.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         (a)    Not applicable.


         (b)    Not applicable.


         (c)    Not applicable.


         (d)    The following exhibits are filed herewith:

         Exhibit 3.3       Bylaws of PVF Capital Corp., as amended

         Exhibit 10.1 Agreement dated September 30, 2008 among PVF Capital Corp., Park View Federal Savings Bank, Steven A. Calabrese, CCAG Limited Partnership and Steven A. Calabrese Profit Sharing Trust*

         Exhibit 10.2 Agreement dated September 30, 2008 among PVF Capital Corp., Park View Federal Savings Bank, Richard M. Osborne and Richard M. Osborne Trust*

         Exhibit 99.1      Press release dated September 30, 2008*

         Exhibit 99.2      Press release dated October 1, 2008*
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         * Previously filed.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.


Dated:  December 4, 2008                By: /s/ John R. Male
                                            ------------------------------------
                                            John R. Male
                                            Chairman and Chief Executive Officer